FINANCIAL (INCOME) AND EXPENSES - Schedule of Financial (Income) and Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Financial Income And Expenses Abstract
Revaluation of financial liabilities at fair value through profit or loss, net	$ (247)	$ 36	$ (306)
Foreign currency transaction income	(101)	(77)	(233)
Others	9	(1)	10
Total	$ (339)	$ (42)	$ (529)